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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 1, 2002

           Lehman ABS Corporation on behalf of:

                  CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-10 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-12 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-14 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-27 TRUST CORPORATE-BACKED TRUST CERTIFICATES, Georgia-Pacific Debenture- Backed SERIES 2001-29 TRUST
                  CORPORATE-BACKED TRUST CERTIFICATES, Royal & Sun Alliance Bond-Backed SERIES 2002-2 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                         333-75218             13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                      Number)          Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated February 1, 2001      Series 2001-1 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001      Series 2001-2 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001      Series 2001-3 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001      Series 2001-4 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001      Series 2001-5 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001         Series 2001-6 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001         Series 2001-7 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001         Series 2001-8 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001        Series 2001-9 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001        Series 2001-10 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001        Series 2001-11 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001         Series 2001-12 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001        Series 2001-14 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001        Series 2001-15 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001           Series 2001-16 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001           Series 2001-17 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001           Series 2001-18 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001          Series 2001-19 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001          Series 2001-20 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001          Series 2001-21 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001          Series 2001-22 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001          Series 2001-23 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001          Series 2001-24 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001         Series 2001-25 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001         Series 2001-26 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001         Series 2001-27 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001         Corning Debenture-Backed Series 2001-28
                                              Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001         Georgia Pacific Debenture-Backed Series
                                              2001-29 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001         Royal Caribbean Debenture-Backed Series
                                              2001-30 Trust
------------------------------------------    ---------------------------------------------

------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001         Toys "R" Us Debenture-Backed Series 2001-
                                              31 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001       Liberty Media Debenture-Backed Series
                                              2001-32 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001     AT&T Note-Backed Series 2001-33 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001     Goodyear Tire & Rubber Note-Backed Series
                                              2001-34 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001    Corning Debenture-Backed Series 2001-35 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001     Ford Motor Co. Debenture-Backed Series
                                              2001-36 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001     Federal Express Corporation Note-Backed
                                              Series 2001-37 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002      W.R. Berkley Capital Trust Securities-
                                              Backed Series 2002-1 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002     Royal & Sun Alliance Bond-Backed Series
                                              2002-2 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002         Brunswick Corporation Note-Backed Series
                                              2002-3 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002        Daimler Chrysler Debenture-Backed Series
                                              2002-4 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002        Series 2002-TVA-1 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002         General Electric Capital Series Note-
                                              Backed Series 2002-5 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002        Kinder Morgan Debenture-Backed Series
                                              2002-6 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002           AT&T Wireless Services Note-Backed Series
                                              2002-7 Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002          BellSouth Debenture-Backed Series 2002-8
                                              Trust
------------------------------------------    ---------------------------------------------
Standard Terms for Trust Agreements and       Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002          News America Debenture-Backed Series
                                              2002-9 Trust
------------------------------------------    ---------------------------------------------


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

Item 5. OTHER EVENTS

In April 2002, distributions were made to the Holders of the Corporate- Backed Trust Certificates, Series 2001-10 Trust, Corporate-Backed Trust Certificates, Series 2001-12 Trust, Corporate-Backed Trust Certificates, Series 2001-14 Trust, Corporate-Backed Trust Certificates, Series 2001-27 Trust, Corporate-Backed Trust Certificates, Georgia-Pacific Debenture-Backed Series 2001-29 Trust and Royal & Sun Alliance Bond-Backed, Series 2002-2 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 through 6 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-10 Certificate Holders for the period ending April 1, 2002.

      2 Trustee's Distribution Statement to the Series 2001-12 Certificate Holders for the period ending April 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-14 Certificate Holders for the period ending April 30, 2002.

      4 Trustee's Distribution Statement to the Series 2001-27 Certificate Holders for the period ending April 15, 2002.

      5 Trustee's Distribution Statement to the Series 2001-29 Certificate Holders for the period ending April 30, 2002.

      6 Trustee's Distribution Statement to the Series 2002-2 Certificate Holders for the period ending April 15, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2002

                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                --------------------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-10 Certificate Holders for the period ending April 1, 2002.

      2 Trustee's Distribution Statement to the Series 2001-12 Certificate Holders for the period ending April 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-14 Certificate Holders for the period ending April 30, 2002.

      4 Trustee's Distribution Statement to the Series 2001-27 Certificate Holders for the period ending April 15, 2002.

      5 Trustee's Distribution Statement to the Series 2001-29 Certificate Holders for the period ending April 30, 2002.

      6 Trustee's Distribution Statement to the Series 2002-2 Certificate Holders for the period ending April 15, 2002.


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